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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 26, 2002

                                 PROXYMED, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Florida                       000-22052                 65-0202059
          -------                      -----------           -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



         2555 Davie Road, Suite 110, Ft. Lauderdale, Florida      33317-7424
         ---------------------------------------------------      ----------
               (Address of principal executive offices)           (Zip Code)



        Registrant's telephone number, including area code (954) 473-1001


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ITEM 5. OTHER EVENTS.

         On March 26, 2002, ProxyMed, Inc. (the "Company") agreed to sell 1,569,366 shares of unregistered common stock at $15.93 per share in a private placement to General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., Gapstar, LLC, GAPCO GmbH & Co. KG. (the "General Atlantic Purchasers"), four companies affiliated with General Atlantic Partners, LLC ("GAP"), a private equity investment fund. The transaction, which is expected to close on April 5, 2002, will result in net proceeds to the Company of $25 million. No placement agent was used in this transaction. In addition, the Company also agreed to issue a two-year warrant for the purchase of 549,279 shares of common stock also at $15.93 per share. All shares sold are subject to a one year lock-up agreement from the date of closing. The Company has agreed to grant the General Atlantic Purchasers certain demand and "piggy back" registration rights starting one year from closing. Additionally, in connection with the transaction, the Company's board of directors appointed a general partner of GAP to fill a vacancy on the Company's board.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) The following exhibits are included herein:

                Exhibit 10.1 -  Stock and Warrant Purchase Agreement dated March
                                26, 2002 between ProxyMed, Inc. and the General Atlantic Purchasers.

                Exhibit 10.2 -  Form of Common Stock Purchase Warrants issued to the General Atlantic Purchasers.

                Exhibit 10.3 -  Form of Registration Rights Agreement between
                                ProxyMed, Inc. and the General Atlantic
                                Purchasers.

                Exhibit 99.1 -  Press Release dated March 27, 2002.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PROXYMED, INC.


Date  March 28, 2002                   /s/ Judson E. Schmid
                                       -----------------------------------------
                                       Judson E. Schmid, Executive Vice
                                       President and Chief Financial Officer





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                                INDEX TO EXHIBITS

 Exhibit Number    Description
 --------------    -----------

      10.1 Stock and Warrant Purchase Agreement dated March 26, 2002 between ProxyMed, Inc. and General Atlantic Purchasers.

      10.2 Form of Common Stock Purchase Warrants issued to the General Atlantic Purchasers.

      10.3         Form of Registration Rights Agreement between ProxyMed, Inc.
                   and the General Atlantic Purchasers.

      99.1         Press Release dated March 28, 2002.







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